UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 26, 2010
M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On April 26, 2010, M.D.C. Holdings, Inc. (the “Company”) held its 2010 annual meeting of shareowners. The final results for each of the matters submitted to a vote of shareowners at the annual meeting were as follows:
(1)	The following individuals were elected as Class 1 Directors of the Company to serve for three-year terms expiring in 2013:

	Votes For	Votes Withheld	Broker Non-Votes
Michael A. Berman	41,635,710	918,977	2,371,576
Herbert T. Buchwald	41,489,881	1,064,806	2,371,576
Larry A. Mizel	41,676,227	878,460	2,371,576
(2)	The shareowners did not approve a shareowner proposal regarding the Chairman and CEO positions. The results of the vote were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,420,959	33,119,130	14,598	2,371,576
(3)	The shareowners approved the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year. The results of the vote were as follows:

Votes For	Votes Against	Abstain
44,599,429	317,869	8,965

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: April 28, 2010	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

3